UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2024 (April 22, 2024)
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.
Crane Company (the “Company”) held its Annual Meeting of Stockholders on April 22, 2024 (the “Annual Meeting”). The voting results were as follows:

Proposal 1
The following nine Directors were elected to serve until the 2025 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	49,994,068
Votes against	849,307
Abstained	188,863
Broker non-votes	2,329,901

Sanjay Kapoor
Votes for	49,826,189
Votes against	645,446
Abstained	560,603
Broker non-votes	2,329,901

Ronald C. Lindsay
Votes for	48,698,654
Votes against	2,146,613
Abstained	186,971
Broker non-votes	2,329,901

Ellen McClain
Votes for	50,362,879
Votes against	513,680
Abstained	155,679
Broker non-votes	2,329,901

Charles G. McClure, Jr.
Votes for	49,909,610
Votes against	933,714
Abstained	188,914
Broker non-votes	2,329,901

Max H. Mitchell
Votes for	49,791,720
Votes against	1,157,711
Abstained	82,807
Broker non-votes	2,329,901

Jennifer M. Pollino
Votes for	49,918,525
Votes against	954,786
Abstained	158,927
Broker non-votes	2,329,901

John S. Stroup
Votes for	50,019,404
Votes against	475,890
Abstained	536,944
Broker non-votes	2,329,901

James L.L. Tullis
Votes for	49,903,651
Votes against	1,074,251
Abstained	54,336
Broker non-votes	2,329,901

Proposal 2
The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2024.

Votes for	52,654,761
Votes against	609,069
Abstained	98,308
Broker non-votes	0

Proposal 3
The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on March 7, 2024.

Votes for	49,863,118
Votes against	1,029,560
Abstained	139,560
Broker non-votes	2,329,901

Proposal 4
The stockholders approved, on an advisory basis, that the frequency with which we ask stockholders to approve the compensation paid by the Company to the named executive officers be one year.

One Year	49,827,471
Two Years	113,798
Three Years	1,022,364
Abstain	68,605
Broker non-votes	2,329,901

In accordance with the recommendation of the Company’s Board of Directors on this matter and these voting results, the Company has determined to hold an advisory, nonbinding vote to approve the compensation of the Company’s named executive officers each year until the next stockholder vote on the frequency of such advisory, non-binding votes. A stockholder vote on the frequency of such advisory, non-binding votes is required to be held at least once every six years.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

April 25, 2024

	By:	/s/ Anthony M. D'lorio
Anthony M. D'lorio
Executive Vice President, General Counsel and Secretary